UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2016

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PROPELL TECHNOLOGIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53488	26-1856569
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Commerce Street, 2nd Floor, Houston, Texas 77002

(Address of Principal Executive Office) (Zip Code)

(713) 227-0480
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On February 3, 2016 Propell Technologies, Inc. (the “Company”) retained RBSM LLP (“RBSM”) as its independent registered public accounting firm responsible for auditing its financial statements, to replace Liggett & Webb P.A. (“LW”) who was dismissed as its independent registered public accounting firm responsible for auditing its financial statements.

LW’s reports on the Company’s financial statements as of and for the two years ended December 31, 2014 and 2013, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to dismiss LW and the selection of RBSM was unanimously approved by the Company’s board of directors.

During the years ended December 31, 2014 and 2013, and in the subsequent interim period through February 3, 2016 (the date of dismissal of LW), there were no disagreements with LW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LW, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.

During the year ended December 31, 2014 and in the subsequent interim period through February 3, 2016, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent years and in the subsequent interim period through February 3, 2016, the Company did not consult with RBSM regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided LW with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested LW furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of LW’s letter dated February 5, 2016, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(a) – (c)

N/A

(d) Exhibits.

16.1 Letter from Liggett & Webb P.A.to the SEC dated February 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROPELL TECHNOLOGIES GROUP, INC.

By:	/s/ C. Brian Boutte
Name:	C. Brian Boutte
Title:	Chief Executive Officer

Date: February 8, 2016